Exhibit 10.1

AMENDMENT NUMBER 1
TO THE
CREDIT AGREEMENT
by and among
CANTOR FITZGERALD SECURITIES
as Agent,
THE LENDERS THAT ARE PARTY HERETO
as the Lenders,
PERNIX THERAPEUTICS HOLDINGS, INC.,
PERNIX THERAPEUTICS, LLC,
PERNIX SLEEP, INC.,
CYPRESS PHARMACEUTICALS, INC.,
HAWTHORN PHARMACEUTICALS, INC.,
GAINE, INC.,
RESPICOPEA INC., AND
MACOVEN PHARMACEUTICALS, L.L.C.
as Borrowers
Dated as of July 21, 2017

This AMENDMENT NUMBER 1 to the Credit Agreement (this "Amendment"), effective as of this 12th day of April, 2018 (the "Effective Date"), is entered into by and among Pernix Therapeutics Holdings, Inc., a Maryland corporation ("Parent"), Pernix Therapeutics, LLC, a Louisiana limited liability company ("Therapeutics"), PERNIX SLEEP, INC., a Delaware corporation ("Sleep"), Cypress Pharmaceuticals, Inc., a Mississippi corporation ("Cypress"), GAINE, INC., a Delaware corporation ("Gaine"), Respicopea Inc., a Delaware corporation ("Respicopea"), Macoven Pharmaceuticals, L.L.C., a Louisiana limited liability company ("Macoven") and Hawthorn Pharmaceuticals, Inc., a Mississippi corporation ("Hawthorn", and together with Parent, Therapeutics, Sleep, Cypress, Gaine, Respicopea and Macoven, collectively, jointly and severally, the "Borrowers", and individually, each a "Borrower", the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender"), and Cantor Fitzgerald Securities, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, the "Agent") (hereinafter referred to as the "Credit Agreement"). All defined terms, as used herein, shall have the meaning defined in the Credit Agreement and each of the Agent, Lenders and Borrowers may be referred to as a "Party" and collectively as the "Parties."

RECITALS:

WHEREAS, the Parties entered into the Credit Agreement dated July 21, 2017; and

WHEREAS, the Parties wish to amend the Credit Agreement to reflect the changes set forth below.

NOW, THEREFORE, in consideration of the foregoing premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.    DEFINITIONS. All capitalized terms used herein shall have the meaning ascribed to each of them as defined in the Credit Agreement.

2.    AMENDMENTS TO THE CREDIT AGREEMENT

The following amendments are agreed to by the Parties:

(a)	Schedule 1.1 Definition of "Borrowing Base" - Section (b)(iii) shall be revised as follows: "the product of 75% multiplied by the amount calculated pursuant to clause (a)(i) above, minus"
(b)	Schedule 1.1 Definition of "Eligible Accounts" - the content of sections (i) and (j) shall be deleted in their entirety and such sections shall become "Reserved".

3.    MISCELLANEOUS.

(a)

Entire Agreement. This Amendment, together with the Credit Agreement, contains the entire agreement of the Parties. Any additional modifications to Credit Agreement or its Schedules, Attachments or Exhibits shall be documented in a separate Amendment executed by the Parties.

(b)

Full Force and Effect. In addition to the terms set forth in this Amendment, the Parties shall also comply with all the terms and conditions of and the Credit Agreement, which govern this Amendment. Except as amended hereby, this Amendment, shall remain unchanged and in full force and effect in accordance with its original terms; provided, however, that to the extent that any of the terms and conditions of this Amendment are inconsistent with the terms and conditions of Credit Agreement, the terms of Amendment will govern, unless otherwise specifically stated herein that this Amendment shall govern with respect to those terms.

(c)	Authority. Each Party hereby represents and warrants that it has full power and authority to enter into this Amendment.

IN WITNESS WHEREOF, each Party has caused a duly authorized representative to execute this Amendment as of the Effective Date.

BY:

CANTOR FITZGERALD SECURITIES,
Agent

BY: /s/ James Bond

Name: James Bond

Title: Chief Operating Officer

Date :

1992 MSF INTERNATIONAL LTD., as Lender
By: Highbridge Capital Management, LLC, as Trading Manager

BY: /s/ Jonathan Segal

NAME: Jonathan Segal

TITLE: Managing Director

DATE: April 20, 2018

1992 TACTICAL CREDIT MASTER FUND, L.P., as Lender
By: Highbridge Capital Management, LLC, as Trading Manager

BY: /s/ Jonathan Segal

NAME: Jonathan Segal

TITLE: Managing Director

DATE: April 20, 2018

PERNIX THERAPEUTICS HOLDINGS, INC.

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018

PERNIX THERAPEUTICS, LLC

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018

PERNIX SLEEP, INC.

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018

CYPRESS PHARMACEUTICALS, INC.

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018

HAWTHORN PHARMACEUTICALS, INC.

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018

GAINE, INC.

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018

RESPICOPEA INC.

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018

MACOVEN PHARMACEUTICALS, L.L.C.

By: /s/ Kenneth R. Piña

Name: Kenneth R. Piña

Title: Senior Vice President and Corporate Secretary

Date : April 21, 2018